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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-38429) pertaining to the Stock Option Plan of Magellan Petroleum Corporation of our report dated September 19, 2003 with respect to the consolidated financial statements of Magellan Petroleum Corporation included in its Annual Report on Form-10-K for the year ended June 30, 2004.

                                                           /s/ Ernst & Young LLP
Stamford, Connecticut

October 13, 2004